EXHIBIT 24(b)(16)

           Schedules for Computations of Performance for Institutional
        shares for The AAL Small Cap Stock, Mid Cap Stock, International,
            Capital Growth, Equity Income, Balanced, High Yield Bond,
                  Municipal Bond, Bond and Money Market Funds


The AAL Small Cap Stock Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                           Dividends    Ending      Ending
     Date         NAV      Per Share    Shares      Dollars
--------------------------------------------------------------

29-Dec-98        12.45                  80.321      1,000.00
26-Jan-98        12.23                  80.321        982.33
23-Feb-98        13.26                  80.321      1,065.06
27-Mar-98        13.66                  80.321      1,097.19
26-Apr-98        13.87                  80.321      1,114.06
26-May-98                               #DIV/0!     #DIV/0!
25-Jun-98                               #DIV/0!     #DIV/0!
25-Jul-98                               #DIV/0!     #DIV/0!
24-Aug-98                               #DIV/0!     #DIV/0!
23-Sep-98                               #DIV/0!     #DIV/0!
23-Oct-98                               #DIV/0!     #DIV/0!
22-Nov-98                               #DIV/0!     #DIV/0!
22-Dec-98                               #DIV/0!     #DIV/0!
21-Jan-99                               #DIV/0!     #DIV/0!
20-Feb-99                               #DIV/0!     #DIV/0!
22-Mar-99                               #DIV/0!     #DIV/0!
21-Apr-99                               #DIV/0!     #DIV/0!
21-May-99                               #DIV/0!     #DIV/0!
20-Jun-99                               #DIV/0!     #DIV/0!




     n =                2.991803
--------------------------------------------------------------
                                          Net
 Annualized From inception (1/2/98)    38.14553%

         For Last 12 Months            11.40562%
                                       ---------

       For Calendar Year 1998          11.40562%
                                       ---------
--------------------------------------------------------------

         Cumulative  distributions                  -




The AAL Mid Cap Stock Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                              Dividends      Ending      Ending
     Date          NAV        Per Share      Shares     Dollars
------------------------------------------------------------------

29-Dec-98         14.40                      69.444     1,000.00
26-Jan-98         14.16                      69.444       983.33
23-Feb-98         15.19                      69.444     1,054.86
27-Mar-98         15.78                      69.444     1,095.83
26-Apr-98         15.96                      69.444     1,108.33
26-May-98                                    #DIV/0!    #DIV/0!
25-Jun-98                                    #DIV/0!    #DIV/0!
25-Jul-98                                    #DIV/0!    #DIV/0!
24-Aug-98                                    #DIV/0!    #DIV/0!
23-Sep-98                                    #DIV/0!    #DIV/0!
23-Oct-98                                    #DIV/0!    #DIV/0!
22-Nov-98                                    #DIV/0!    #DIV/0!
22-Dec-98                                    #DIV/0!    #DIV/0!
21-Jan-99                                    #DIV/0!    #DIV/0!
20-Feb-99                                    #DIV/0!    #DIV/0!
22-Mar-99                                    #DIV/0!    #DIV/0!
21-Apr-99                                    #DIV/0!    #DIV/0!
21-May-99                                    #DIV/0!    #DIV/0!
20-Jun-99                                    #DIV/0!    #DIV/0!




     n =                 2.991803
------------------------------------------------------------------
                                               Net
    Annualized From inception (1/2/98)      36.03324%

            For Last 12 Months              10.83333%
                                            ---------

          For Calendar Year 1998            10.83333%
                                            ---------
------------------------------------------------------------------

         Cumulative  distributions                       -




The AAL International Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                             Dividends       Ending       Ending
     Date         NAV        Per Share       Shares      Dollars
-------------------------------------------------------------------

29-Dec-98        10.11                       98.912      1,000.00
26-Jan-98        10.38                       98.912      1,026.71
23-Feb-98        10.75                       98.912      1,063.30
27-Mar-98        11.09                       98.912      1,096.93
26-Apr-98        11.17                       98.912      1,104.85
26-May-98                                    #DIV/0!     #DIV/0!
25-Jun-98                                    #DIV/0!     #DIV/0!
25-Jul-98                                    #DIV/0!     #DIV/0!
24-Aug-98                                    #DIV/0!     #DIV/0!
23-Sep-98                                    #DIV/0!     #DIV/0!
23-Oct-98                                    #DIV/0!     #DIV/0!
22-Nov-98                                    #DIV/0!     #DIV/0!
22-Dec-98                                    #DIV/0!     #DIV/0!
21-Jan-99                                    #DIV/0!     #DIV/0!
20-Feb-99                                    #DIV/0!     #DIV/0!
22-Mar-99                                    #DIV/0!     #DIV/0!
21-Apr-99                                    #DIV/0!     #DIV/0!
21-May-99                                    #DIV/0!     #DIV/0!
20-Jun-99                                    #DIV/0!     #DIV/0!




     n =                2.991803
-------------------------------------------------------------------
                                               Net
   Annualized From inception (1/2/98)       34.75693%

           For Last 12 Months               10.48467%
                                            ---------

         For Calendar Year 1998             10.48467%




The AAL Capital Growth Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                             Dividends       Ending       Ending
     Date         NAV        Per Share       Shares      Dollars
-------------------------------------------------------------------

29-Dec-98         26.05                      38.388      1,000.00
26-Jan-98         26.07                      38.388      1,000.77
23-Feb-98         28.14                      38.388      1,080.23
27-Mar-98         29.27                      38.388      1,123.61
26-Apr-98         29.67                      38.388      1,138.96
26-May-98                                    #DIV/0!     #DIV/0!
25-Jun-98                                    #DIV/0!     #DIV/0!
25-Jul-98                                    #DIV/0!     #DIV/0!
24-Aug-98                                    #DIV/0!     #DIV/0!
23-Sep-98                                    #DIV/0!     #DIV/0!
23-Oct-98                                    #DIV/0!     #DIV/0!
22-Nov-98                                    #DIV/0!     #DIV/0!
22-Dec-98                                    #DIV/0!     #DIV/0!
21-Jan-99                                    #DIV/0!     #DIV/0!
20-Feb-99                                    #DIV/0!     #DIV/0!
22-Mar-99                                    #DIV/0!     #DIV/0!
21-Apr-99                                    #DIV/0!     #DIV/0!
21-May-99                                    #DIV/0!     #DIV/0!
20-Jun-99                                    #DIV/0!     #DIV/0!




     n =                2.991803
-------------------------------------------------------------------
                                               Net
   Annualized From inception (1/2/98)       47.59317%

           For Last 12 Months               13.89635%
                                            ---------

         For Calendar Year 1998             13.89635%
                                            ---------
-------------------------------------------------------------------

         Cumulative  distributions                        -




The AAL Equity Income Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                              Dividends         Ending        Ending
     Date          NAV        Per Share         Shares       Dollars
-----------------------------------------------------------------------

29-Dec-98         13.14                         76.104       1,000.00
31-Jan-98         13.05                         76.104        993.15
28-Feb-98         13.68                         76.104       1,041.10
31-Mar-98         14.31       0.057             76.407       1,093.38
30-Apr-98         14.31                         76.407       1,093.38
30-May-98                                       #DIV/0!      #DIV/0!
29-Jun-98                                       #DIV/0!      #DIV/0!
29-Jul-98                                       #DIV/0!      #DIV/0!
28-Aug-98                                       #DIV/0!      #DIV/0!
27-Sep-98                                       #DIV/0!      #DIV/0!
27-Oct-98                                       #DIV/0!      #DIV/0!
26-Nov-98                                       #DIV/0!      #DIV/0!
26-Dec-98                                       #DIV/0!      #DIV/0!
25-Jan-99                                       #DIV/0!      #DIV/0!
24-Feb-99                                       #DIV/0!      #DIV/0!
26-Mar-99                                       #DIV/0!      #DIV/0!
25-Apr-99                                       #DIV/0!      #DIV/0!
25-May-99                                       #DIV/0!      #DIV/0!
24-Jun-99                                       #DIV/0!      #DIV/0!




     n =                 2.991803
-----------------------------------------------------------------------
                                                 Net
    Annualized From inception (1/2/98)        30.61540%

            For Last 12 Months                 9.33790%
                                               --------

          For Calendar Year 1998               9.33790%
                                               --------
-----------------------------------------------------------------------

         Cumulative  distributions            0.0570000000




The AAL Balanced Fund Class I
              4/30/98
(Assuming Reinvestment of all dividends)

                            Dividends     Ending       Ending
     Date           NAV     Per Share     Shares       Dollars
-----------------------------------------------------------------

29-Dec-98           10.00                 100.000     1,000.00
26-Jan-98           10.06                 100.000     1,006.00
23-Feb-98           10.51                 100.000     1,051.00
27-Mar-98           10.71   0.027         100.252     1,073.70
26-Apr-98           10.79                 100.252     1,081.72
26-May-98                                 #DIV/0!     #DIV/0!
25-Jun-98                                 #DIV/0!     #DIV/0!
25-Jul-98                                 #DIV/0!     #DIV/0!
24-Aug-98                                 #DIV/0!     #DIV/0!
23-Sep-98                                 #DIV/0!     #DIV/0!
23-Oct-98                                 #DIV/0!     #DIV/0!
22-Nov-98                                 #DIV/0!     #DIV/0!
22-Dec-98                                 #DIV/0!     #DIV/0!
21-Jan-99                                 #DIV/0!     #DIV/0!
20-Feb-99                                 #DIV/0!     #DIV/0!
22-Mar-99                                 #DIV/0!     #DIV/0!
21-Apr-99                                 #DIV/0!     #DIV/0!
21-May-99                                 #DIV/0!     #DIV/0!
20-Jun-99                                 #DIV/0!     #DIV/0!




      n =                 2.991803
-----------------------------------------------------------------
                                            Net
  Annualized From inception (1/2/98)     26.49261%

          For Last 12 Months             8.17202%
                                         --------

        For Calendar Year 1998           8.17202%
                                         --------
-----------------------------------------------------------------

         Cumulative  distributions        0.0270




The AAL High Yield Bond Fund Class I
               4/30/98
(Assuming Reinvestment of all dividends)

                                Dividends           Ending        Ending
      Date          NAV         Per Share           Shares        Dollars
----------------------------------------------------------------------------

29-Dec-98           10.29                            97.182       1,000.00
26-Jan-98           10.37       0.075427766          97.889       1,015.10
23-Feb-98           10.37       0.078248541          98.627       1,022.76
27-Mar-98           10.37       0.08386643514        99.425       1,031.04
26-Apr-98           10.31       0.07738743714       100.171       1,032.76
26-May-98                                           #DIV/0!       #DIV/0!
25-Jun-98                                           #DIV/0!       #DIV/0!
25-Jul-98                                           #DIV/0!       #DIV/0!
24-Aug-98                                           #DIV/0!       #DIV/0!
23-Sep-98                                           #DIV/0!       #DIV/0!
23-Oct-98                                           #DIV/0!       #DIV/0!
22-Nov-98                                           #DIV/0!       #DIV/0!
22-Dec-98                                           #DIV/0!       #DIV/0!
21-Jan-99                                           #DIV/0!       #DIV/0!
20-Feb-99                                           #DIV/0!       #DIV/0!
22-Mar-99                                           #DIV/0!       #DIV/0!
21-Apr-99                                           #DIV/0!       #DIV/0!
21-May-99                                           #DIV/0!       #DIV/0!
20-Jun-99                                           #DIV/0!       #DIV/0!




      n =                 2.991803
----------------------------------------------------------------------------
                                                     Net
      Annualized From inception (1/2/98)          10.12586%

              For Last 12 Months                   3.27646%
                                                   --------

            For Calendar Year 1998                 3.27646%
                                                   --------
----------------------------------------------------------------------------

         Cumulative  distributions                0.3149301791




The AAL Municipal Bond Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                               Dividends          Ending        Ending
     Date          NAV         Per Share          Shares        Dollars
--------------------------------------------------------------------------

29-Dec-98          11.59                           86.281       1,000.00
31-Jan-98          11.65       0.04341241917       86.603       1,008.92
28-Feb-98          11.58       0.04540493825       86.942       1,006.79
31-Mar-98          11.52       0.04652012967       87.293       1,005.62
30-Apr-98          11.40       0.04544561243       87.641        999.11
30-May-98                                          #DIV/0!      #DIV/0!
29-Jun-98                                          #DIV/0!      #DIV/0!
29-Jul-98                                          #DIV/0!      #DIV/0!
28-Aug-98                                          #DIV/0!      #DIV/0!
27-Sep-98                                          #DIV/0!      #DIV/0!
27-Oct-98                                          #DIV/0!      #DIV/0!
26-Nov-98                                          #DIV/0!      #DIV/0!
26-Dec-98                                          #DIV/0!      #DIV/0!
25-Jan-99                                          #DIV/0!      #DIV/0!
24-Feb-99                                          #DIV/0!      #DIV/0!
26-Mar-99                                          #DIV/0!      #DIV/0!
25-Apr-99                                          #DIV/0!      #DIV/0!
25-May-99                                          #DIV/0!      #DIV/0!
24-Jun-99                                          #DIV/0!      #DIV/0!




     n =                 2.991803
--------------------------------------------------------------------------
                                                   Net
     Annualized From inception (1/2/98)         -0.26530%

             For Last 12 Months                 -0.08875%

           For Calendar Year 1998               -0.08875%
--------------------------------------------------------------------------

         Cumulative  distributions              0.1807830995




The AAL Bond Fund Class I
              4/30/98
(Assuming Reinvestment of all dividends)

                               Dividends           Ending         Ending
     Date          NAV         Per Share           Shares        Dollars
---------------------------------------------------------------------------

29-Dec-98          10.06                            99.404       1,000.00
31-Jan-98          10.09       0.04882634293        99.885       1,007.84
28-Feb-98          10.02       0.04754235009       100.359       1,005.59
31-Mar-98          10.00       0.04965558169       100.857       1,008.57
30-Apr-98           9.99       0.04774855183       101.339       1,012.38
30-May-98                                          #DIV/0!       #DIV/0!
29-Jun-98                                          #DIV/0!       #DIV/0!
29-Jul-98                                          #DIV/0!       #DIV/0!
28-Aug-98                                          #DIV/0!       #DIV/0!
27-Sep-98                                          #DIV/0!       #DIV/0!
27-Oct-98                                          #DIV/0!       #DIV/0!
26-Nov-98                                          #DIV/0!       #DIV/0!
26-Dec-98                                          #DIV/0!       #DIV/0!
25-Jan-99                                          #DIV/0!       #DIV/0!
24-Feb-99                                          #DIV/0!       #DIV/0!
26-Mar-99                                          #DIV/0!       #DIV/0!
25-Apr-99                                          #DIV/0!       #DIV/0!
25-May-99                                          #DIV/0!       #DIV/0!
24-Jun-99                                          #DIV/0!       #DIV/0!




      n =                2.991803
---------------------------------------------------------------------------
                                                     Net
     Annualized From inception (1/2/98)           3.74843%

             For Last 12 Months                   1.23758%
                                                  --------

           For Calendar Year 1998                 1.23758%
                                                  --------
---------------------------------------------------------------------------

         Cumulative  distributions               0.1937728265




The AAL Money Market Fund Class I
             4/30/98
(Assuming Reinvestment of all dividends)

                                Dividends           Ending        Ending
     Date          NAV          Per Share           Shares        Dollars
----------------------------------------------------------------------------

29-Dec-98          1.00                             1,000.000      1,000.00
31-Jan-98          1.00         0.0042054           1,004.205      1,004.21
28-Feb-98          1.00         0.00381188476       1,008.033      1,008.03
31-Mar-98          1.00         0.00468337973       1,012.754      1,012.75
30-Apr-98          1.00         0.00385561959       1,016.659      1,016.66
30-May-98                                           #DIV/0!        #DIV/0!
29-Jun-98                                           #DIV/0!        #DIV/0!
29-Jul-98                                           #DIV/0!        #DIV/0!
28-Aug-98                                           #DIV/0!        #DIV/0!
27-Sep-98                                           #DIV/0!        #DIV/0!
27-Oct-98                                           #DIV/0!        #DIV/0!
26-Nov-98                                           #DIV/0!        #DIV/0!
26-Dec-98                                           #DIV/0!        #DIV/0!
25-Jan-99                                           #DIV/0!        #DIV/0!
24-Feb-99                                           #DIV/0!        #DIV/0!
26-Mar-99                                           #DIV/0!        #DIV/0!
25-Apr-99                                           #DIV/0!        #DIV/0!
25-May-99                                           #DIV/0!        #DIV/0!
24-Jun-99                                           #DIV/0!        #DIV/0!




     n =                 2.991803
----------------------------------------------------------------------------
                                                     Net
      Annualized From inception (1/2/98)           5.06722%

              For Last 12 Months                   1.66591%
                                                   --------

            For Calendar Year 1998                 1.66591%
                                                   --------
----------------------------------------------------------------------------

         Cumulative  distributions                0.0165562841